EXHIBIT NO. 99.(h) 6

As of November 18, 2015

Master Administrative Services Agreement - Exhibit A

Funds

I.                MFS Family of Funds

MFS Series Trust I:

MFS Core Equity Fund

MFS Low Volatility Equity Fund

MFS Low Volatility Global Equity Fund

MFS New Discovery Fund

MFS Research International Fund

MFS Technology Fund

MFS U.S. Government Cash Reserve Fund

MFS Value Fund

MFS Series Trust II:

MFS Growth Fund

MFS Series Trust III:

MFS Global High Yield Fund

MFS High Income Fund

MFS High Yield Pooled Portfolio

MFS Municipal High Income Fund

MFS Series Trust IV:

MFS Blended Research Emerging Markets Equity Fund

MFS Blended Research Global Equity Fund

MFS Blended Research International Equity Fund

MFS Global New Discovery Fund

MFS Mid Cap Growth Fund

MFS U.S. Government Money Market Fund

MFS Series Trust V:

MFS International New Discovery Fund

MFS Research Fund

MFS Total Return Fund

MFS Series Trust VI:

MFS Global Equity Fund

MFS Global Total Return Fund

MFS Utilities Fund

MFS Series Trust VII:

MFS Equity Income Fund

MFS Series Trust VIII:

MFS Global Growth Fund

MFS Strategic Income Fund

MFS Series Trust IX:

MFS Corporate Bond Fund

MFS Inflation-Adjusted Bond Fund

MFS Limited Maturity Fund

MFS Municipal Limited Maturity Fund

MFS Total Return Bond Fund

MFS Series Trust X:

MFS Absolute Return Fund

MFS Aggressive Growth Allocation Fund

MFS Blended Research Growth Equity Fund

MFS Blended Research Small Cap Equity Fund

MFS Blended Research Value Equity Fund

MFS Conservative Allocation Fund

MFS Emerging Markets Debt Fund

MFS Emerging Markets Debt Local Currency Fund

MFS Emerging Markets Equity Fund

MFS Global Bond Fund

MFS Growth Allocation Fund

MFS International Diversification Fund

MFS International Growth Fund

MFS International Value Fund

MFS Managed Wealth Fund

MFS Moderate Allocation Fund

MFS Series Trust XI:

MFS Blended Research Core Equity Fund

MFS Mid Cap Value Fund

MFS Series Trust XII:

MFS Equity Opportunities Fund

MFS Lifetime Income Fund

MFS Lifetime 2015 Fund

MFS Lifetime 2020 Fund

MFS Lifetime 2025 Fund

MFS Lifetime 2030 Fund

MFS Lifetime 2035 Fund

MFS Lifetime 2040 Fund

MFS Lifetime 2045 Fund

MFS Lifetime 2050 Fund

MFS Lifetime 2055 Fund

MFS Series Trust XIII:

MFS Diversified Income Fund

MFS Global Real Estate Fund

MFS Government Securities Fund

MFS New Discovery Value Fund

MFS Series Trust XIV:

MFS Institutional Money Market Portfolio

MFS Series Trust XV:

MFS Commodity Strategy Fund

MFS Global Alternative Strategy Fund

MFS Series Trust XVI:

MFS Global Multi-Asset Fund

MFS Municipal Series Trust:

MFS Alabama Municipal Bond Fund

MFS Arkansas Municipal Bond Fund

MFS California Municipal Bond Fund

MFS Georgia Municipal Bond Fund

MFS Maryland Municipal Bond Fund

MFS Massachusetts Municipal Bond Fund

MFS Mississippi Municipal Bond Fund

MFS New York Municipal Bond Fund

MFS North Carolina Municipal Bond Fund

MFS Pennsylvania Municipal Bond Fund

MFS South Carolina Municipal Bond Fund

MFS Tennessee Municipal Bond Fund

MFS Virginia Municipal Bond Fund

MFS West Virginia Municipal Bond Fund

MFS Municipal Income Fund

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

II.           MFS Closed-End Funds

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

MFS California Municipal Fund

MFS High Income Municipal Trust

MFS Intermediate High Income Fund

MFS Investment Grade Municipal Trust

MFS High Yield Municipal Trust

III.      MFS Institutional Funds

MFS Institutional Trust:

MFS Institutional International Equity Fund

MFS Institutional Large Cap Value Fund

MFS Variable Insurance Trust:

MFS Global Equity Series

MFS Growth Series

MFS Investors Trust Series

MFS Mid Cap Growth Series

MFS New Discovery Series

MFS Total Return Bond Series

MFS Research Series

MFS Total Return Series

MFS Utilities Series

MFS Value Series

MFS Variable Insurance Trust II:

MFS Blended Research Core Equity Portfolio

MFS Corporate Bond Portfolio

MFS Core Equity Portfolio

MFS Emerging Markets Equity Portfolio

MFS Global Governments Portfolio

MFS Global Growth Portfolio

MFS Global Research Portfolio

MFS Global Tactical Allocation Portfolio

MFS Government Securities Portfolio

MFS High Yield Portfolio

MFS International Growth Portfolio

MFS International Value Portfolio

MFS Massachusetts Investors Growth Stock Portfolio

MFS Money Market Portfolio

MFS Research International Portfolio

MFS Strategic Income Portfolio

MFS Technology Portfolio

MFS Variable Insurance Trust III:

MFS Blended Research Small Cap Equity Portfolio

MFS Conservative Allocation Portfolio

MFS Global Real Estate Portfolio

MFS Growth Allocation Portfolio

MFS Inflation-Adjusted Bond Portfolio

MFS Limited Maturity Portfolio

MFS Mid Cap Value Portfolio

MFS Moderate Allocation Portfolio

MFS New Discovery Value Portfolio